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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date    of    Report   (Date   of   Earliest   event    reported)
September 16, 1997


                        CAMELOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)




   Colorado                 0-8299                     84-0691531
(State of                 (Commission              (IRS Employer
Incorporation)            File Number)           Identification
                                                         No.)



      CAMELOT PLACE    17770 Preston Road,    Dallas,  Texas     75252
                    (Address of Principal Executive Offices)





Registrant's telephone number, including area code:   (972)  733-3005

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Item 5. Other Events.

Registrant has begun meetings and negotiations with a majority of the top ten OEM manufacturers for licensing its VideoTalk product. A news release is attached as an exhibit.


Item 9. Sales of Equity Securities Pursuant to Regulation S.

On September 16, 1997 Registrant sold 100,000 Common shares for a
total  of  $100,000  before  selling  expenses  in  reliance   on
Regulation   S   to  an  overseas  non-affiliated   institutional
investor.

Exhibits
1. News Release dated September 24, 1997.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CAMELOT CORPORATION

                              BY: /s/ Jeanette Fitzgerald
                                     Jeanette Fitzgerald
Date: September 27,1997                   Vice President


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Exhibit 1

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                             FOR IMMEDIATE RELEASE

            CAMELOT ANNOUNCES VIDEOTALK NEGOTIATIONS

Dallas, TX, September 24, 1997 --- Camelot Corporation (NASDAQ Symbol CAML) announces that it has arranged a series of one-to-one demonstrations over the next two months with a majority of the world's "top ten" PC manufacturers to demonstrate its VideoTalk Internet videoconferencing technology. The Company is in negotiations to license VideoTalk to Original Equipment Manufacturers for inclusion in their 1998 platforms.

VideoTalk is a complete hardware and software system which,  when
connected    to    a    multimedia   PC,   enables    full-duplex
videoconferencing over the Internet and over local and wide  area
networks.   It uses a PCI plug-and-play add-in card that provides
high  quality  audio  and  video while  achieving  extremely  low
processor  load.   VideoTalk does not require a  soundcard  or  a
video capture card, and allows communication over the Internet with only a 28.8 kbps modem. The unit includes the VideoTalk add-in card, a NTSC color video camera, a special version of the Proficia telephony handset, and both the VideoTalk and DigiPhone
2.0 software. DigiPhone 2.0 is the next generation of Internet telephony software enabling the user to speak with other Internet telephony software. Proficia is a audio handset which connects
to   a  multimedia  PC,  eliminating  the  need  for  a  headset, microphone or speakers.

Camelot Corporation is a holding company with interests in technology and telecommunications.

                    For information contact:
                       Investor Relations
                        at (972) 733-3005
                e-mail:  investor@camelotcorp.com

Proficia, DigiPhone, and VideoTalk are all trademarks of Camelot or its subsidiaries. All other product names are trademarks of their respective companies. Except for the historical information contained herein, the matters discussed in this news release are forward looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth, including but not limited to, the impact of global regulation and competition, Camelot's dependence upon the continued ability to create and/or acquire products that customers will accept; the impact of competition and the changing competitors; the changing nature of regulations and the manner in which they are interpreted; dependence on distributors and pricing pressures in addition to normal economic and world factors beyond the control of the Company.


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